Exhibit 99.1

Stellar Biotechnologies Signs Collaboration Agreement to Expand KLH Aquaculture Operations

Stellar Secures Strategic Site in Mexico for Exclusive Sustainable KLH Production

Port Hueneme, CA (July 28, 2015) Stellar Biotechnologies, Inc. (“Stellar” or the “Company”) (OTCQB: SBOTF) (TSX-V: KLH), a leading provider of Keyhole Limpet Hemocyanin (KLH) protein, today announced that the Company has entered into a collaboration agreement with Ostiones Guerrero SA de CV (“Ostiones”) (the “Agreement”) to secure a unique strategic site in Baja California, Mexico for the development of an additional aquaculture locale and expansion of Stellar KLH™ production to meet the increasing needs of its customers.

Stellar provides clinical-stage biotechnology companies with KLH, an immune-stimulating protein that is an essential ingredient in a number of human immunotherapies in various stages of clinical development. KLH can only be obtained from a scarce marine mollusk, the Giant Keyhole Limpet, which is native to a limited stretch of Pacific Ocean coastline.

Stellar and Ostiones both have expertise and specialization in marine-based industries. Stellar is the leader in the sustainable manufacture of KLH for use in the pharmaceutical industry, with proprietary aquaculture capabilities. Ostiones is a Baja California-based commercial shellfish aquaculture and fishing corporation focused on seafood production and protection of sensitive marine ecosystems, which holds federal permits to an extensive Pacific marine habitat for limpet colonies.

Under the terms of the Agreement, Stellar and Ostiones will collaborate on the design, expansion and development of marine aquaculture resources and KLH production facilities in Baja California, Mexico to provide, exclusively for Stellar, an additional site for hatchery and maturation of keyhole limpets and production of KLH. The venture will provide Ostiones with access to advanced aquaculture techniques, proprietary expertise, support services and training that will form the basis for expanding its seafood production business.

Additionally, the companies are joining forces to share their vision of protecting the natural resources of the Pacific Ocean. Stellar has developed a proprietary process for KLH harvesting that does not harm the Giant Keyhole Limpets. Similarly, Ostiones is committed to sustaining ocean wildlife populations. The companies are committed to marine ecosystem sustainability as a commercial priority.

“This collaboration has far-reaching, positive implications for Stellar,” said Frank Oakes, President and CEO of Stellar Biotechnologies, Inc. “In addition to the clear operational security offered by a second site, the partnership with Ostiones Guerrero provides Stellar the opportunity to extend our leadership in the sustainable manufacture of KLH while ensuring protection of a valuable ocean resource and natural habitat. We expect demand for reliable sources of KLH to grow, both from our existing partners and the broader biotech industry, as the clinical use of novel immunotherapies increases. We believe this collaboration will better position Stellar to accelerate its production strategy to accommodate the anticipated growth in the industry.”

“We are excited about the synergies and economic potential of this alliance,” added Reyes Guerrero Sandoval, President of Ostiones Guerrero SA de CV. “Stellar Biotechnologies’ contributions validate the importance of the marine resources in our region which now includes marine biotechnology in the expanding markets for our operations and for Baja California.”

In June 2015, Ostiones leased to Stellar certain undeveloped land to assess as a potential second manufacturing and production site subject to a suitability study to be conducted over the next three years. Under the terms of the Agreement, Stellar will be responsible for certain leasehold improvements and construction of structures and utilities, to be owned by Stellar, at Ostiones’ Baja California, Mexico facility. Ostiones will provide labor and operational support, the reasonable costs of which will be reimbursed by Stellar. The companies expect to enter into separate usage and supply agreements covering the use of site resources and utilities such as seawater and power, and for the production of keyhole limpets by Ostiones exclusively for Stellar.

About Ostiones Guerrero SA de CV

Ostiones Guerrero SA de CV is a privately held commercial fishing corporation, established in 1992 in San Quintin, Baja California, Mexico. Ostiones Guerrero’s mission is to assume a leading role in the development of new approaches in aquaculture in order to sustainably supply world-class, quality seafood production to Mexico and the world. Ostiones’ business processes are conservation-focused to preserve the vital, sensitive, coastal ecosystems of Baja California for the benefit of future generations.

About Stellar Biotechnologies, Inc.

Stellar Biotechnologies, Inc. (OTCQB: SBOTF) (TSX-V: KLH) is the leader in sustainable manufacture of Keyhole Limpet Hemocyanin (KLH), an important immune-stimulating protein used in wide-ranging therapeutic and diagnostic markets. KLH is both an active pharmaceutical ingredient (API) in many new immunotherapies (targeting cancer, immune disorders, Alzheimer’s, and inflammatory diseases) as well as a finished product for measuring immune status. Stellar Biotechnologies is unique in its proprietary methods, facilities, and KLH technology. We are committed to meeting the growing demand for commercial-scale supplies of GMP grade KLH, ensuring environmentally sound KLH production, and developing KLH-based active immunotherapies.

Visit www.stellarbiotech.com and the Stellar KLH knowledge base www.klhsite.org.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may," "will," "would," "could," "should," "might," "potential," or "continue" and variations or similar expressions. Readers should not unduly rely on these forward-looking statements, which are not a guarantee of future performance. There can be no assurance that forward-looking statements will prove to be accurate, as all such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results or future events to differ materially from the forward-looking statements. Such risks include, but may not be limited to: general economic and business conditions; technology changes; competition; changes in strategy or development plans; governmental regulations and the ability or failure to comply with governmental regulations; the timing of anticipated results; and other factors referenced in the Company's filings with securities regulators. For a discussion of further risks and uncertainties related to the Company's business, please refer to the Company's public company reports filed with the TSX Venture Exchange and the U.S. Securities and Exchange Commission. All forward-looking statements are made as of the date hereof and are subject to change. Except as required by law, the Company assumes no obligation to update such statements. This press release does not constitute an offer or solicitation of an offer for sale of any securities in any jurisdiction, including the United States. Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of the information contained in this press release.

Stellar Biotechnologies Company Contact:

Mark A. McPartland

Vice President of Corporate Development and Communications

Phone: +1 (805) 488-2800 ext. 103

markmcp@stellarbiotech.com

Investor Inquiries:

Joseph A. Green

The Ruth Group

Phone: +1 (646) 536-7013

jgreen@theruthgroup.com

Media Inquiries:

Melanie Sollid-Penton

The Ruth Group

Phone: +1 (646) 536-7023

msollid@theruthgroup.com

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